UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

 DRIFTWOOD VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17   CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 26, 2008, Driftwood entered into a Note Purchase Agreement with Trinad Capital Master Fund, Ltd. (“Trinad”), Back Bay LLC (“Back Bay”), Sandor Capital Master Fund LP (“Sandor”) and John S. Lemak (“Lemak”, and together with Trinad, Back Bay and Sandor, the “Purchasers”) (the “Note Purchase Agreement”), pursuant to which the Purchasers agreed to provide a loan to Driftwood in the aggregate principal amount of $1,400,000, in consideration for the issuance and delivery of senior secured convertible promissory notes (the “Notes”). As partial inducement to purchase the Notes, Driftwood issued to the Purchasers warrants to purchase shares of Driftwood common stock (the “Warrants,” and together with the issuance of the Notes, the “Financing”). The Note Purchase Agreement provides for subsequent closings whereby Driftwood may issue additional Notes and Warrants to one or more additional purchasers at any time and from time to time on or before October 15, 2008. The Note Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Pursuant to the Note Purchase Agreement, Driftwood issued to each of Trinad, Back Bay, Sandor and Lemak, Notes in the aggregate principal amount of $500,000, $500,000, $300,000 and $100,000, respectively. The Notes bear an interest rate of five percent (5%) for the time period beginning on September 26, 2008 and ending on September 26, 2009, unless extended. Upon the occurrence of an investor sale, as defined in the Notes, the entire outstanding principal amount of the Notes and any accrued interest thereon will be automatically converted into shares of Driftwood common stock, par value $0.001 per share (“Driftwood Common Stock”). The form of the Notes is attached hereto as Exhibit 10.2 and incorporated by reference herein.

In connection with the Note Purchase Agreement, Driftwood issued to each of Trinad, Back Bay, Sandor and Lemak, Warrants to purchase 454,545 shares, 454,545 shares, 272,727 shares and 90,090 shares, respectively, of Driftwood Common Stock. The Warrants have a five year term and an exercise price of $0.01 per share. The Warrant issued to Back Bay also contains customary limitations on the amount of Warrants that can be exercised. The form of the Warrants is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Pursuant to a Security Agreement, by and among Driftwood and the Purchasers, dated September 26, 2008 (the “Security Agreement”), Driftwood granted a security interest in all of its assets to each of the Purchasers to secure Driftwood’s obligations under the Notes. The Security Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information with respect to the Notes contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

ITEM 3.02 UNREGISTERED SALES OF EQUITY.

The information with respect to the Notes and Warrants contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof. Such securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits:

Exhibit	Description
4.1	Form of Warrant
10.1
Note Purchase Agreement, by and among Driftwood, Trinad Capital Master Fund, Ltd. (“Trinad”), Back Bay LLC (“Back Bay”), Sandor Capital Master Fund LP (“Sandor”) and John S. Lemak (“Lemak”), dated September 26, 2008

10.2	Form of Note
10.3	Security Agreement, by and among Driftwood, Trinad, Back Bay, Sandor and Lemak, dated September 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2008
DRIFTWOOD VENTURES, INC.

	By:	/s/ Charles Bentz
	Name:	Charles Bentz
	Title:	Chief Financial Officer